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  As filed with the Securities and Exchange Commission on December 11, 1997
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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                ______________________

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                  PREMIER PARKS INC.
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                (Exact name of registrant as specified in its charter)

               DELAWARE                                  73-6137714
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OK               73131
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 (Address of principal executive offices)                (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction (A)(c)(1) please check the
following box:    / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A(c)(2) please check the following box:    / /

Securities Act registration statement file number to which this form relates:
        ----------------
        (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
           Title of Each Class               Name of Each Exchange on
           TO BE SO REGISTERED         WHICH EACH CLASS IS TO BE REGISTERED

        Common Stock $.05 Par Value           New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                        NONE
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                                 (Title of Class)

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ITEM 1.  Description of Registrant's Securities to be Registered/
         COMMON STOCK, $.05 PAR VALUE

    Reference is made to the caption "DESCRIPTION OF SECURITIES" on pages 9 and 10 of the Registrant's Registration Statement (No. 333-40703) on Form S-3 as declared effective by the Securities and Exchange Commission on December 1, 1997, pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The description of the securities contained therein and appearing subsequently in any prospectus included in such Registration Statement filed pursuant to Rule 424(b) under the Securities Act shall be deemed to have been incorporated by reference into this Registration Statement on Form 8-A.


ITEM 2.  EXHIBITS

         1. All exhibits referred to by the Instructions as to Exhibits will be supplied to the New York Stock Exchange.


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                                      SIGNATURES


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PREMIER PARKS INC.


                                       By:  /S/ JAMES F. DANNHAUSER
                                            ------------------------
                                            James F. Dannhauser
                                            Chief Financial Officer



Dated:  December 11, 1997


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